Exhibit 10.1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

and

INSPIREMD, LTD.

This Distribution Agreement (“Agreement”) is entered into and made effective as of August 5, 2015 (the “Effective Date”), by and between Penumbra, Inc., a corporation organized under the laws of the state of Delaware, with offices at 1351 Harbor Bay Parkway, Alameda, California, 94502 (“Penumbra”) and InspireMD, LTD., a corporation organized under the laws of the state of Israel, (“InspireMD”). References in this Agreement to Penumbra shall include its Affiliates who issue purchase orders for Products under this Agreement.

Whereas, InspireMD is a medical device company focusing on the development and commercialization of its proprietary MicroNet stent platform technology for the treatment of complex coronary and vascular disease; and InspireMD desires to engage a marketing and distribution associate in the Distribution Territory (as defined below), on the terms and conditions below; and

Whereas, Penumbra and its Affiliates desire to be InspireMD’s exclusive marketing and distribution associate for the Products (as defined below) in the Distribution Territory, on the terms and conditions below; and,

Whereas, the relationship between Penumbra and InspireMD is that of buyer and seller, respectively;

Now Therefore, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties mutually agree as follows:

1.	Definitions. The following terms shall have the respective meanings indicated:

1.1	“Acquisition Transaction” means a merger or consolidation of a party with or into any other entity, including a reverse triangular merger involving such party, a sale of all or substantially all of the assets or business of such party, or a similar transaction, or a sale of the business unit to which this Agreement relates, or sale of at least a majority of the outstanding voting stock or other ownership interests of such party.

1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.2	“Affiliate” of a person means any person that controls, is controlled by, or is under common control with that person.

1.3	“Approvals” means all required permits, licenses, and other approvals necessary to import, market and/or sell the Products in the Distribution Territory.

1.4	“Business Day” means a day on which banks in the United States are open for business, and with respect to an Affiliate, means a day on which banks in the Affiliate’s country are open for business.

1.5	“Distribution Territory” means the countries listed on Exhibit A as in effect from time to time.

1.6	“FCPA” means the United States Foreign Corrupt Practices Act of 1977.

1.7	“Government” means any national, federal, state, provincial, municipal, local, or any other government, including any department, agency, instrumentality, company, corporation, or other entity owned or controlled by any Government;

1.8	“Government Entity” means (i) any Government; (ii) any political party; (iii) any public international organization (i.e., United Nations, World Bank, etc.); and (iv) any company or business entity that is wholly or partially owned, sponsored or controlled by or affiliated with a Government, including companies and entities with commercial functions in which a Government owns a minority interest as long as the Government has the power to direct or control the operations of the entity, and expressly includes Government owned or operated hospitals and clinics.

1.9	“Government Official” means any (i) official, employee, or representative of any enterprise owned, funded or operated by a Government, including any official, employee or representative of a hospital or other health facility owned, funded or operated by a Government; (ii) political party, or any official, employee, or representative of any political party; (iii) candidate for political office; (iv) official, employee, or representative of any international organization. For the avoidance of doubt, a physician employed by a Government owned, funded or operated hospital is a “Government Official” within the meaning of this Agreement.

2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.10	“Marks” means trade names, trademarks and service marks, logos, indicia or source of goods, and any application or registration for any of the foregoing, owned or in-licensed by InspireMD at any time, that are applicable to the Products.

1.11	“Minimum Target” means a minimum purchase target (but not requirement) for Products agreed to by InspireMD and Penumbra prior to the start of a Target Period.

1.12	“Payment” means any monetary payment, loan, donation, gift, in-kind service, or any other thing of value.

1.13	“Products” means the carotid products listed on Exhibit B of this Agreement from time to time. The Products will also include updates, improvements, and replacements of such carotid Products or any components thereof released by InspireMD during the term of this Agreement. “Product” means one of the Products.

1.14	“Proprietary Information” means any confidential or proprietary information provided to one party by the other, orally or in written or electronic form, including but not limited to technical information concerning Products, customer lists, sales figures, cost or pricing information and marketing materials.

1.15	“Target Period” means the following: the first target period shall commence on the Target Period Start Date and end on the next following December 31. Each Target Period thereafter shall commence on January 1 and end on the next following December 31.

1.16	“Target Period Start Date” means a date to be agreed upon by InspireMD and Penumbra, which is expected to be the first day of the calendar month beginning at least thirty (30) days after receipt of all Approvals to sell the first Product in the Distribution Territory have been obtained.

2.	Appointment, Products and Scope.

2.1	InspireMD hereby appoints Penumbra, on an exclusive basis, as its authorized distributor of the Products for sale to purchasers in the Distribution Territory.

3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.2	From time to time, InspireMD may propose to add additional countries to the Distribution Territory by notice to Penumbra. Penumbra shall have thirty (30) days from receipt of such notice to decide whether it elects to include each such proposed country in the Distribution Territory. Penumbra shall advise InspireMD of its election within such thirty (30) day period, and if it fails to do so Penumbra shall be deemed to have elected not to add such proposed country to the Distribution Territory. When countries are added or deleted from the Distribution Territory, Exhibit A shall be amended to reflect the addition or deletion.

2.3	Penumbra shall not sell any products manufactured by InspireMD that are not included in the Products. From time to time InspireMD may propose to add new products to the Products by notice to Penumbra. Penumbra shall have forty five (45) days to object in writing to the inclusion of such new products as Products. If Penumbra objects in writing to the inclusion of such products, they shall be excluded from the Products. If Penumbra agrees to add such products or does not object to the addition of such products, the new Products shall be listed on Exhibit B. The parties agree to delete Products from time to time during the term of this Agreement, and if they do they shall amend Exhibit B as necessary to reflect such deletions. In the event Penumbra objects to including a product on, or desires to remove a Product from, Exhibit B, InspireMD may appoint another distributor on an exclusive or non-exclusive basis (in InspireMD’s discretion) in the Distribution Territory for any and all such products, or may sell such products directly or through agents.

2.4	Penumbra shall not engage in any advertising or promotional activities relating to the Products directed primarily to customers outside the Distribution Territory. Penumbra shall not solicit orders from any prospective purchaser located outside the Distribution Territory. To the extent permitted by applicable law, Penumbra shall refer any customer that is outside of the Distribution Territory to InspireMD or one of its other distributors for orders and order fulfillment. InspireMD shall not sell or supply Products to any end user in the Distribution Territory or to any person (other than Penumbra) who InspireMD has reason to believe intends to resell such Products in the Distribution Territory without agreement of Penumbra; provided that InspireMD will not be required to stop a third party from reselling Products in the Distribution Territory so long as InspireMD did not have reason to believe, at the time of granting authorization to the reseller to resell Products outside of the Distribution Territory (if any such authorization is granted), that such party would resell Products in the Distribution Territory . Each party shall immediately notify the other upon learning of any sales of Products by a third-party in the Distribution Territory, other than Penumbra’s approved sub-distributors.

4

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.5	Penumbra may from time to time use sub-distributors, agents or other third parties proposed to sell Products in the Distribution Territory. Penumbra may use or appoint sub-distributors, agents or other third parties for any purpose related to its business with InspireMD or the Products in its sole discretion without InspireMD’s prior approval. Penumbra shall be responsible for compliance with all terms and conditions of this Agreement by all of its sub-distributors and shall be liable to InspireMD under this Agreement for any action, inaction, breach, negligence or misconduct of any sub-distributor to the same extent as if Penumbra or its representatives were responsible for such action, inaction, breach, negligence or misconduct. Penumbra shall comply with all laws and regulations of any Government that are applicable to Penumbra’s relationship or agreement with any sub-distributor.

3.	Regulatory Approval in Distribution Territory.

3.1	InspireMD will use all commercially reasonable efforts to obtain all Approvals for the Products in the Distribution Territory, and will attempt to obtain reimbursement authorization for all such Products. Recognizing that it will take time to obtain the Approvals and reimbursement authorization in each country in the Distribution Territory, InspireMD and Penumbra will consult and develop a strategy to prioritize obtaining Approvals and reimbursement authorization for each such country. All Approvals shall be obtained in InspireMD’s name. Penumbra shall not sell any Product in the Distribution Territory in a transaction that requires one or more Approvals until InspireMD advises Penumbra that all required Approvals have been obtained. If Products may be sold in transactions that do not require Approvals, Penumbra may sell Products in those transactions after confirming with InspireMD in writing that no Approval is required. Penumbra shall not apply for or obtain any Approvals for the Products in Penumbra’s name or in the name of any other party without InspireMD’s prior written approval. Specifically, InspireMD will use commercially reasonable efforts to perform the following actions in a timely manner:

5

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(a)	cause its regulatory department to prepare all necessary applications for all Approvals;

(b)	submit all such applications, including supporting data and materials;

(c)	respond promptly to all inquiries and requests for information from the relevant governmental authorities; and

(d)	keep Penumbra informed of the status of all applications for, and promptly after they are obtained provide Penumbra copies of all, Approvals.

3.2	InspireMD will perform the actions and obligations set forth in Section 3.1 using its own employees or advisors of its choosing. Penumbra will co-operate with InspireMD and any such advisors and will consult with InspireMD or its advisors on strategies for obtaining Approvals.

3.3	InspireMD will pay all filing and registration fees paid to regulatory agencies in connection with the actions described in Section 3.1, and will bear all other costs of obtaining the Approvals for commercialization and reimbursement.

3.4	If InspireMD is required to perform any clinical study in order to obtain Approvals, InspireMD will consult with Penumbra on the design and execution of each such clinical study. InspireMD shall bear the costs for each such clinical study, and InspireMD shall have the right to approve in its sole discretion the design of the clinical study and shall have the right to supervise and oversee the clinical study. In lieu of conducting any such study, InspireMD may elect to withdraw the application for Approvals of the Product in question from the jurisdiction requiring the clinical study and such Product will automatically be deleted from Exhibit B as to such portion of the Distribution Territory.

4.	Continuing Regulatory and Reporting Requirements.

4.1	After all Approvals have been obtained with respect to a Product, InspireMD will use commercially reasonable efforts to keep Penumbra informed in a timely manner regarding ongoing regulatory requirements in the Distribution Territory with respect to that Product, including without limitation those relating to labeling and packaging, product enhancements and modifications and recalls. InspireMD will use commercially reasonable efforts to observe and satisfy all such requirements in a timely manner. InspireMD will pay all filing and registration fees paid to regulatory agencies in connection with the actions described in this Section 4.1. InspireMD, at its expense, will provide Penumbra with all information, data, materials and Product samples necessary or useful to observe and satisfy such requirements. InspireMD shall be responsible for any necessary or required translations of such information, data and materials. InspireMD shall develop and/or approve (in writing and prior to use) of all labeling, packaging, use of product samples and other activities that may impact any Approval or right to sell products in the Distribution Territory.

6

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.2	Penumbra will gather and report to InspireMD complaints and adverse event reports within the Distribution Territory relating to the Products within the following timeframes:

(a)	Within twenty four (24) hours after Penumbra’s first receipt of any complaint or information suggesting that any Product was associated with the death or serious injury of a patient in the Distribution Territory; and

(b)	Within forty eight (48) hours after Penumbra’s first receipt of any other complaint or adverse information relating to any Product in the Distribution Territory.

4.3	InspireMD will file with appropriate agencies any and all notices of adverse events required to be filed in the Distribution Territory with respect to the Products. Upon request, Penumbra shall assist InspireMD with such filings. Penumbra shall inform InspireMD of the types of adverse events that occur outside the Distribution Territory that may be reportable to appropriate authorities in the Distribution Territory, and InspireMD will use commercially reasonable efforts to keep Penumbra informed of any such adverse events. InspireMD will determine whether any such adverse event is reportable, and any required report shall be prepared by InspireMD with Penumbra’s assistance.

7

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	Supply Terms: Prices and Payment.

5.1	Purchase Orders. The parties mutually agree that Penumbra, or any of its Affiliates, may issue purchase orders under this Agreement. Penumbra further agrees that, within sixty (60) days after receipt of all necessary Approvals with respect to a Product in a Distribution Territory, Penumbra, or one of its Affiliates, will place its initial stocking order for that Product and as to such initial stocking order, will pay for one-half of the purchase price of the ordered Products upon placing such order and the remainder of the purchase price thirty (30) days after receipt of the Products and InspireMD’s invoice for such Products. If Penumbra’s initial stocking order is not for a sufficient quantity of Products (in InspireMD’s reasonable discretion) to sufficiently commercialize the Products in the Distribution Territory, InspireMD may reduce the Distribution Territory granted by this Agreement upon 60 days’ notice to Penumbra. The purchase orders will be in writing, and will contain the following information: the company name and contact person for Penumbra or the Affiliate placing the purchase order, as applicable, the description and number of units of each Product ordered, the price of each Product, delivery date, and delivery location. InspireMD will use commercially reasonable efforts to ship Products on the date requested in a purchase order, but shall not be in breach of this Agreement in the event that that date is not met. If InspireMD determines that it will not be able to ship Products by the date requested in a purchase order, InspireMD shall promptly notify Penumbra, or the Penumbra Affiliate issuing the purchase order, in writing of such delay. Penumbra and its Affiliates will use commercially reasonable efforts to place orders for Products in an even and regular fashion (e.g., monthly or quarterly) so as to allow for efficient production and warehousing by InspireMD. No purchase order or other purchasing documentation shall contain any term or condition that is different from or in addition to the terms of this Agreement; any such different or additional term shall be null and void and InspireMD expressly rejects any purchase order or other documentation that contains any terms different from or in addition to the terms and conditions set forth in this Agreement.

5.2	Delivery and Risk of Loss. Unless Penumbra requests otherwise, InspireMD will ship all Products ordered pursuant to a purchase order within the time period specified in Section 5.1. All Products shall be packed for shipment and storage in accordance with InspireMD’s standard commercial practices. Penumbra shall inform InspireMD of documentation that must accompany each shipment before the Product is shipped and InspireMD will use commercially reasonable efforts to provide or facilitate the provision of such documentation.

For the first four orders placed by Penumbra, InspireMD will, at its expense, select a carrier and ship the ordered Products to Penumbra. Title to the Products will pass upon InspireMD delivering the Products to the carrier that InspireMD selects, and Penumbra shall bear the risk of loss during shipment (including by obtaining insurance, at its election, to cover any losses which may occur during shipment).

8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

For all subsequent orders placed by Penumbra, Penumbra will, at its expense, designate a carrier (that should be accessible to and reasonably acceptable to InspireMD) and bear the risk of loss during shipment (including by obtaining insurance, at its election, to cover any losses which may occur during shipment). Title to and risk of loss of the Products will pass to Penumbra upon InspireMD’s delivery of the Products to Penumbra’s designated carrier.

5.3	Inspection. Penumbra will inspect all Products promptly upon receipt thereof for proper sterilized packaging, to the extent determinable by reasonable inspection upon delivery. Any Products not rejected for nonconformance for reasons that would have been obvious on reasonable inspection by Penumbra within thirty (30) days of receipt will be deemed accepted. InspireMD will replace defective Products with obvious nonconformance returned by Penumbra within a reasonable amount of time and will replace defective products whose nonconformance is not obvious during the inspection period within a reasonable time after discovery of the nonconformance. InspireMD’s liability in either event shall be limited to such replacement, which shall be Penumbra’s sole remedy. InspireMD shall pay the cost of shipping non-conforming Products to InspireMD and shall pay the cost of shipping repaired or replacement Products to Penumbra.

5.4	Pricing. The initial transfer prices to be paid by Penumbra for Products shall be agreed to and set forth on Exhibit A. Further, the transfer price will be reduced by an additional $***** per unit for inventory with less than 9 month shelf life and additional adjustments to transfer pricing may be negotiated for specific markets or strategic accounts based on mutually agreeable terms or volume commitments.

5.5	Sample and Demonstration Products. InspireMD will provide Penumbra with a reasonable number of field sales samples (25 units) of Products for demonstration purposes, for the initial commercial launch. Samples required beyond the initial launch will be available for Penumbra at mfg. cost but paid for by Penumbra.

6.	Payments. All amounts due and payable with respect to Products sold by InspireMD pursuant to this Agreement shall be paid in full within thirty (30) days from the date of invoice. All such amounts shall be paid in US dollars by wire transfer, to the bank account designated on Exhibit C or to such other bank or account as InspireMD may from time to time designate in writing. Whenever any amount hereunder is due on a day that is not a Business Day, such amount shall be paid on the next Business Day. Any and all risks of loss or damage to Product(s) shall be borne by Penumbra from the time such Product(s) are delivered to Penumbra's representative or its own facilities in any place worldwide. Penumbra’s obligation to pay for all Product(s) ordered and all charges which it has incurred in connection with the execution of this Agreement shall survive termination or expiration of this Agreement.

9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7.	Taxes. All taxes applicable to the import, distribution or sale of Products in the Distribution Territory will be paid by Penumbra, with the exception of income or other taxes levied on InspireMD and measured by InspireMD’s gross or net income.

8.	Business Records. Penumbra shall keep complete and accurate records of its business with InspireMD and its interactions with regulatory authorities and customers, including without limitation Government Officials, related to the Products. Such records shall be sufficiently detailed so that InspireMD and its auditors can understand the significant aspects of all transactions including all parties involved and how they were compensated. All information submitted by Penumbra to InspireMD shall be complete, truthful and accurate. Penumbra will not prepare, approve or execute any contract or other document or make any record related to the Products or this Agreement that it knows or has reason to know is false, inaccurate or misleading.

9.	Record of Implantables. Penumbra shall maintain records of shipments of implantable Products sold in the Distribution Territory. Such records shall include the production lot, serial numbers and the name and address of every purchaser or consignee.

9.1	Penumbra will comply with the quality agreement in Exhibit D.

10.	Forecasts, Targets and Minimums.

10.1	Forecasts. At least thirty (30) days before the start of each Target Period, Penumbra and InspireMD shall agree on a Minimum Target for the Target Period.

10.2	Targets. During the Initial Target Period, Penumbra shall use commercially reasonable efforts to purchase from InspireMD Products with an aggregate purchase price equal to the Minimum Targets for the Target Periods. The Minimum Targets are set forth on Exhibit A.

(a)	For all Target Periods subsequent to the initial Target Period, at least thirty (30) days before commencement of such Target Period, InspireMD and Penumbra will endeavor to agree to any changes to Minimum Targets for such Target Period.

10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)	The Minimum Targets shall be determined in good faith by mutual agreement of InspireMD and Penumbra. The parties intend that such all Minimum Targets will be realistic, taking into account the sales actually attained in the immediately preceding Target Period, market conditions then prevailing and other relevant factors.

(c)	If more than one Product has received all required Approvals to be sold in the Distribution Territory, the Minimum Target shall be provided for all Products approved as a total, not for a specific approved Product, unless InspireMD and Penumbra agree otherwise.

(d)	In case of failure to attain the Minimum Target, both parties shall in good faith consult regarding the reasons for such shortfall.

11.	Additional Obligations of Penumbra.

11.1	Training and Product Support. Throughout the term of this Agreement, Penumbra will use all commercially reasonable efforts to promote the sale of the Products in the Distribution Territory. Specifically, Penumbra shall:

(a)	provide training and education to physicians, nurses, laboratory technicians and its sales force, as well as to all sub-distributors, to adequately support the Products, including without limitation training on the approved indications for use of all Products and training to ensure that Products are not sold or recommended for uses other that those indicated for the Products;

(b)	order and maintain, at its own expense, a sufficient inventory of the Products as well as a sufficient non-operative inventory (sample, demo) to fulfill Penumbra’s forecasted demand for the Products in the Distribution Territory;

(c)	maintain an adequate number of experienced and trained sales personnel, who need not be exclusively dedicated to the sale of the Products.

11

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	in cooperation with InspireMD, translate into appropriate languages any promotional materials, user and technical manuals, or advertising and marketing information supplied at the discretion of InspireMD that Penumbra determines may be useful in the marketing of Products in the Distribution Territory; provided that all such materials shall be subject to InspireMD’s prior written approval as provided in Section 7.2 below. InspireMD shall retain the copyright to all translations, as well as the materials from which they were translated; InspireMD hereby grants Penumbra a non-exclusive right to use all such materials during the term of this Agreement in connection with its activities pursuant to this Agreement; Penumbra’s right to use such material shall expire on termination of this Agreement;

(e)	participate in appropriate trade shows;

(f)	make sales calls on physicians;

(g)	train Penumbra’s personnel with respect to procedures for handling and storing Products, keep accurate records of such training, and make such records available to InspireMD on its request; and

(h)	promptly effect any field corrective actions or recalls in accordance with InspireMD’s instructions and in conformance with any and all applicable regulatory requirements.

11.2	Translations. Penumbra will prepare or arrange for (including arranging for translations) and affix any labeling, instructions or other documents required by regulatory authorities in the Distribution Territory or required by the conditions of the Approvals. Penumbra shall not translate any documents, including without limitation any written, printed or graphic matter on any Product or Product container or wrapper, or accompanying any Product, or materials submitted in connection with the Approvals or any post-Approval required submissions by Penumbra unless such translation is performed by a qualified supplier or by qualified internal resources. Penumbra shall review all translations with native-speaking individuals to ensure their completeness and accuracy. In the case of translations submitted to regulatory agencies, Penumbra shall maintain documentation of the translated material’s accuracy to the English language version and compliance with local regulations in accordance with Penumbra’s internal procedures or any procedures established by InspireMD. Penumbra shall provide such matter and materials together with an English translation to InspireMD for InspireMD’s review and approval at least thirty (30) days prior to publication. InspireMD shall own the copyright on all translated materials and documents if and to the extent it owns the copyright on the English language version of the materials and documents from which the translation was made.

12

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.4	Sales Reports. Penumbra will provide Inspire periodic reports on the number of Products sold on a quarterly basis.

12.	InspireMD’s Obligations. In order to facilitate Penumbra’s performance of its obligations under this Agreement, InspireMD at its own expense shall:

12.1	provide Penumbra with such marketing and technical assistance and promotional materials, as InspireMD may in its reasonable discretion consider necessary to assist with the promotion of the Products;

12.2	provide training to Penumbra’s personnel in connection with the marketing, sale, installation, maintenance, handling and support of the Products;

12.3	use commercially reasonable efforts to provide to Penumbra reasonable notification of any improvements to or replacements for Products, and use commercially reasonable efforts to continue to supply the original Products until such time as such improvements or replacements receive all required Approvals. InspireMD shall provide all information and additional components necessary to permit Penumbra to modify its inventory in the event InspireMD announces a revised version of any Product, or any component thereof, at the sole discretion of and under the direction of InspireMD;

12.4	provide such access and availability to its support personnel to assist Penumbra’s support personnel in providing support services;

12.5	maintain Approvals and comply with applicable law in connection with the distribution of Products in the Distribution Territory; and

12.6	use commercially reasonable efforts to promptly notify Penumbra in writing immediately upon learning of any adverse event or experience related to any Product that is reportable to regulatory authorities.

13

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.	Patents; Trademarks.

13.1	InspireMD shall prosecute and maintain all patents, trademarks, copyrights and trade names relating to the Products. InspireMD shall decide, in its sole discretion, whether to apply for or maintain patents, trademarks, copyrights and trade names for Products distributed, marketed or sold in the Distribution Territory. Penumbra acknowledges that InspireMD is the owner of the exclusive right, title and interest in and to the patents, copyrights, trademarks and trade names relating to the Products, including, without limitation, all Marks. Penumbra shall not apply for, acquire, adopt, use or register any patents, copyrights, trademarks, trade names or other intellectual property of any kind relating to the Products in the Distribution Territory during the term of this Agreement or after termination hereof except as permitted by this Agreement.

13.2	During the term of this Agreement, InspireMD hereby grants Penumbra a non-exclusive, non-transferrable, revocable, fully-paid license to use the name “InspireMD” and a non-exclusive, non-transferrable, revocable, fully-paid license to use other Marks in the Distribution Territory solely for display or advertising purposes in connection with selling and distributing the Products in accordance with this Agreement. These licenses are personal to Penumbra, are not sublicensable, and expire automatically upon the expiration or earlier termination of this Agreement, except as expressly stated in this Agreement. Penumbra acknowledges that InspireMD is the owner of the exclusive right, title and interest in and to the Marks and all goodwill associated therewith or with the Products. Penumbra has no permission to and will not adopt, use or register as trademark, trade name, business name, or corporate name or part thereof, whether during the term of this Agreement or after its termination, any word or symbol confusingly similar to any of the Marks or InspireMD.

13.3	In order to comply with InspireMD’s quality control standards, Penumbra shall use the Marks in compliance with the laws of the Distribution Territory, shall not modify any of the Marks and shall not use any Marks in connection with goods other than Products, except with the prior written consent of InspireMD.

14

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.4	InspireMD shall, at its expense, indemnify, defend and hold Penumbra, its subsidiaries and affiliates harmless against all costs and liabilities incurred in connection with any claim, action, suit, or proceeding maintaining that any patent, trademark or other intellectual property rights of any third-party are infringed or violated by the import, distribution or sale of Products in the Distribution Territory, as provided in this Agreement. Penumbra agrees to give InspireMD prompt notice of any such claim, action, suit or proceeding of which Penumbra becomes aware and InspireMD shall have absolute control of any defense in such matter, including the right to settle such claim, action, suit or proceeding, provided that InspireMD will not enter into any settlement that requires Penumbra to pay cost or damages, admit liability or fault or results in any permanent injunction or consent order without Penumbra’s prior written consent.. InspireMD shall keep Penumbra regularly informed regarding such action, including providing Penumbra with copies of legal filings pertaining thereto. InspireMD will also have the sole and exclusive right to enforce its Marks and other intellectual property rights against any person in the event of any infringement, misappropriation, violation, of ownership claim relating thereto. Penumbra will promptly notify InspireMD in writing if it becomes aware of any such infringement, misappropriation, violation, or ownership claim of InspireMD’s intellectual property rights with sufficient particularity for InspireMD to bring suit to enjoin such person regarding the same.

13.5	If use, distribution or sale of any Product in the Distribution Territory is enjoined, prohibited or prevented, in each case after a final, non-appealable appellate court decision against InspireMD based upon the product infringing any third-party rights, then InspireMD shall, at its option and expense in its sole discretion:

(a)	procure a license for Penumbra to continue selling the Products; or

(b)	replace or modify the Products to render them non-infringing; or

(c)	repurchase the Products purchased but not yet sold by Penumbra and refund to Penumbra the price it paid for the Products provided that the Products are in original package, are not damaged and their expiration date has not passed.

14.	Warranty; Indemnification.

14.1	InspireMD warrants, for a period of three (3) years from the date a Product is received by Penumbra’s customer, that the Product will:

(a)	meet all specifications;

(b)	be free from defects in design, manufacture, materials, and workmanship;

(c)	be of merchantable quality and fit for the purpose for which they are intended; and

15

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	comply with all applicable laws in effect in the place of manufacture and those laws in the Distribution Territory related to Product approval, anti-corruption and anti-bribery.

14.2	INSPIREMD’S SOLE OBLIGATION UNDER THE FOREGOING WARRANTY SHALL BE, AT INSPIREMD’S SOLE ELECTION, TO EITHER REPLACE THE RELEVANT PRODUCT OR REFUND PENUMBRA’S PURCHASE PRICE FOR THE PRODUCT.

14.3	InspireMD shall, at its expense, indemnify, defend and hold Penumbra, its subsidiaries and affiliates harmless against all costs and liabilities incurred in connection with any third-party claim, action, suit, or proceeding alleging bodily injury (including death) or damage to personal property to the extent such claim arises out of or relates to any breach of a warranty made by InspireMD regarding the Products or any negligent or reckless act or omission or willful misconduct by InspireMD or any of its employees or agents. Penumbra agrees to give InspireMD prompt notice of any such claim, action, suit or proceeding of which Penumbra becomes aware and InspireMD shall have absolute control of any defense in such matter. InspireMD shall keep Penumbra regularly informed regarding such action, including providing Penumbra with copies of legal filings pertaining thereto.

14.4	Penumbra shall, at its expense, indemnify, defend and hold InspireMD, its affiliates and each of their respective shareholders, members, managers, officers, directors, owners, agents and representatives (the “InspireMD Indemnitees”) harmless against all costs and liabilities incurred in connection with any claim, action, suit, or proceeding arising out of: (a) Penumbra’s relationship with any sub-distributor, whether related to the appointment thereof, the termination of any sub-distributor or any other matter; (b) any negligence, recklessness or willful misconduct by Penumbra or any of its employees, agents, sub-distributors or third parties, including, without limitation, any violation of any law by any such party; or (c) any improper use, negligent repair or alteration of a Product by Penumbra. InspireMD agrees to give Penumbra prompt notice of any such claim, action, suit or proceeding of which InspireMD becomes aware and Penumbra shall have absolute control of any defense in such matter. Penumbra shall keep InspireMD regularly informed regarding such action, including providing InspireMD with copies of legal filings pertaining thereto.

16

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.	Compliance Matters.

15.1	Compliance with Anti-Bribery Law. Penumbra shall take no action, directly or indirectly, that would constitute a violation of the FCPA as amended from time to time, any other applicable anti-bribery laws or regulations. Specifically, neither Penumbra nor any of its officers, directors, employees, representatives, agents, shareholders, owners or Affiliates, nor any other party acting on its or their behalf, will directly or indirectly, in order to obtain or retain any contract, business opportunity or other similar benefit, make, offer, authorize, or promise to make any Payment (i) to or for the use or benefit of any Government Official; (ii) to any other person where Penumbra knows or has reason to know or suspect that any part of such Payment will be directly or indirectly given or paid by such other person, or will reimburse such other person, for any Payment previously made or given to any Government Official when such Payment could not be made directly in accordance with this Section 11.1; or (iii) to any person where such Payment violates the applicable laws, decrees or regulations of any Government.

15.2	No Government Official Employees. Penumbra represents and warrants that unless disclosed to InspireMD in a separate written statement, neither Penumbra nor any of its officers, directors, employees, agents, shareholders or owners or sub-distributors is a Government Official nor has any of them been in the last five (5) years. If at any time during the term of this Agreement, Penumbra and/or any such person is named, appointed, or otherwise becomes a Government Official, Penumbra will notify InspireMD in writing within seven (7) Business Days. Penumbra further represents that no such person is a Specially Designated National (as included in the list published by the US Office of Foreign Assets Control (OFAC)) or otherwise someone that InspireMD would be prohibited from doing business with directly.

15.3	No Anti-bribery Offenses. Penumbra represents and warrants that neither it nor any Affiliate has been convicted of, pleaded guilty, or charged with any offense involving fraud, corruption or bribery in any jurisdiction or country.

15.4	Fully Qualified and Authorized. Penumbra represents and warrants that it is fully qualified to assist InspireMD and is authorized to act in the capacity contemplated by this Agreement in accordance with all applicable laws. Further, Penumbra has complied with and shall continue to comply with any applicable registration and licensing requirements and laws and regulations.

17

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.5	Immediate Disclosure by Penumbra. Penumbra agrees to immediately inform InspireMD if a possible violation by Penumbra or any of its sub-distributors of the FCPA, other applicable anti-bribery law, has occurred. Further, if any Government Official or any relative of such Government Official solicits, asks for, or attempts to extort, any money or thing of value from Penumbra, Penumbra shall refuse such solicitation, request or extortionate demand, and immediately report the event to InspireMD.

15.6	Compliance Training for Penumbra. Penumbra warrants that it fully understands these provisions relating to its business conduct and will ensure that it and all of its officers, directors, employees, sub-distributors and agents fully understand and comply with these provisions. Penumbra agrees to make its employees available from time to time, following a reasonable notice period, for compliance training as directed by InspireMD.

16.	Termination .

16.1	This Agreement shall expire on December 31, 2018.

16.2	Notwithstanding anything to the contrary set forth in this Agreement, either Party may terminate this Agreement, without cause and without liability other than for amounts accrued prior to the effective date of such termination, by providing 60 days’ notice of termination to the other Party.

16.3	Upon the occurrence of a material breach or default of this Agreement by either party, this Agreement may be terminated by the non-breaching party by giving thirty (30) days notice of termination to the breaching party, unless the breaching party cures such material breach or default within the time stated in the notice or, using commercially reasonable efforts, commences a cure of any material breach or default which cannot be fully cured within such thirty (30) day period and thereafter diligently pursues such cure.

18

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

16.4	InspireMD may terminate this Agreement immediately by notice to Penumbra if it reasonably believes that Penumbra or any of its officers, directors, employees, representatives, agents, shareholders, owners or Affiliates, or any other party acting on its or their behalf, has engaged in conduct that may constitute a violation of the FCPA, or any other anti-bribery law applicable to Penumbra. If InspireMD reasonably believes that such a violation has occurred or may be occurring, InspireMD may at its election suspend business with Penumbra or prohibit Penumbra from engaging in any business related to providing Products to Government Entities; such suspension or prohibition shall be effective on notice by InspireMD to Penumbra until InspireMD has investigated and confirmed to its sole satisfaction that no such violation has occurred.

16.5	Either party shall have the right to terminate this Agreement immediately without notice on the bankruptcy, insolvency, dissolution, assignment for the benefit of creditors, appointment of a trustee or receiver with respect to the assets of, liquidation of or similar event with respect to the other party.

16.6	Termination or expiration of this Agreement shall relieve InspireMD of any obligation to fill any and all purchase orders received by InspireMD prior to the date of termination or expiration.

16.7	Should Penumbra or any Affiliate of Penumbra at any time during the term of this Agreement distribute or offer for sale products that, in InspireMD’s reasonable judgment, compete with any of the Products, InspireMD shall have the option, on not less than thirty (30) days’ notice to Penumbra, to (i) terminate this Agreement or (ii) make Penumbra’s appointment non-exclusive in the Distribution Territory with respect to such Products.

16.8	Notwithstanding anything else in this Agreement to the contrary, the parties agree that Sections 9.3, 10, 12.8, 13, 18 and 19 shall survive the termination or expiration of this Agreement, as the case may be, to the extent required thereby for the full observation and performance by any or all of the parties hereto.

16.9	Upon expiration or other termination of this Agreement:

(a)	Penumbra shall pay to InspireMD all undisputed amounts that are owed and payable by Penumbra to InspireMD under this Agreement less any such amounts payable on the grounds of a dispute arising out of this Agreement against any claim or damages sought by Penumbra;

(b)	Each party shall return to the other all of the Proprietary Information of the other party in the possession or under the control of the receiving party, together with a statement signed by an authorized representative of the party to the effect that all Proprietary Information has been returned to the party; and

19

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	Penumbra shall cease using any of the Marks and shall return to InspireMD all materials supplied to Penumbra by InspireMD that contain any of the Marks, provided that Penumbra may continue to use the Marks for the period specified in Section 17 to the extent necessary to sell off its remaining inventory of products.

17.	Disposition of Inventory. Within thirty (30) days after termination or expiration of this Agreement, Penumbra shall sell off its remaining inventory of Products; provided however, that Penumbra shall comply with all terms and conditions of this Agreement applicable to such sales and the terms and conditions of this Agreement applicable to such sales shall survive for as long as Penumbra is engaging in any such sales.

18.	Modification. No modification or change may be made in this Agreement except by written instrument duly signed by a duly authorized representative of Penumbra and by a duly authorized representative of InspireMD.

19.	Assignment. This Agreement and the rights and obligations hereunder may not be assigned, delegated or transferred by either party without the prior written consent of the other party. Notwithstanding the foregoing, participation of either party in an Acquisition Transaction pursuant to which the owners of a majority of the outstanding voting stock or other ownership interests or assets of such party immediately prior to the consummation of the Acquisition Transaction do not own at least a majority of the outstanding voting stock or other ownership interests or assets of such party immediately after the consummation of the Acquisition Transaction shall not constitute an assignment within the meaning of this Section. This Agreement shall bind and inure to the benefit of all successors and permitted assigns of each party.

20.	Notice.

20.1	All notices given under this Agreement shall be in writing and shall be addressed to the parties at their respective addresses set forth below:

20

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

If to InspireMD:	If to Penumbra :
General Counsel	General Counsel
InspireMD, Inc.	Penumbra, Inc.
321 Columbus Avenue, 3rd Floor	1351 Harbor Bay Parkway
Boston, MA 02116	Alameda, CA 94502 USA
Email:	Email: legal@penumbrainc.com

20.2	Either party may change its address or its e-mail address for purposes of this Agreement by giving the other party notice of its new address or e-mail address. Any such notice if given or made by registered or recorded delivery international air mail letter shall be deemed to have been received on the earlier of the date actually received and the date fifteen (15) calendar days after the same was posted, if given or made by e-mail transmission shall be deemed to have been received at the next such succeeding Business Day at the recipient’s location, and if given by internationally recognized international package delivery service shall be deemed to have been received at the time of delivery.

21.	Waiver. None of the conditions or provisions of this Agreement shall be deemed to have been waived by any act or knowledge on the part of either party, except by an instrument in writing signed by a duly authorized officer or representative of the parties. Further, the waiver by either party of any right hereunder or the failure to enforce at any time any of the provisions of this Agreement, or any rights with respect thereto, shall not be deemed to be a waiver of those same rights in the future or of any other rights hereunder or any breach or failure of performance of the other party.

22.	Resolution of Disputes.

22.1	In the event of any dispute, controversy or claim arising out of or relating to this Agreement, including its interpretation, performance or termination, or to a breach hereof, the parties agree to commence a good faith discussion toward the resolution of such issues. If, after sixty (60) days, the parties are unable to reach a resolution or if one party notifies the other in writing after at least thirty (30) days of negotiating that it believes in good faith that negotiating for the remainder of such sixty (60) day period will not result in a resolution of the dispute, such issues shall be finally resolved by arbitration, under the rules of the JAMS/Endispute. The arbitration shall be conducted by one arbitrator mutually selected by the parties.

21

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

22.2	The arbitration, including the rendering of the award, shall take place in New York, New York in the United States. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys’ fees to the prevailing party) shall be paid as the arbitrator determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction.

22.3	This Agreement and any arbitration or legal proceeding related to it shall be governed by the laws of the State of New York, USA, without regard to its conflict of laws rules.

23.	Confidentiality; Publicity.

23.1	Neither party shall use or disclose the other’s Proprietary Information except disclosure only to those of its agents and employees to whom it is necessary in order properly to carry out their duties as limited by the terms and conditions hereof and only if such agents or employees are bound by conditions of confidentiality substantially similar to those imposed on the parties herein. During the term of this Agreement and for a period of five (5) years after termination or expiration of this Agreement, each party shall hold the Proprietary Information of the other party in strict confidence and shall not use or disclose such Proprietary Information for any purpose other than performing the terms of this Agreement. Each party shall return documents, computer disks and other media containing the other’s Proprietary Information as soon as practicable, and in any event within ten (10) days, after the termination or expiration of this Agreement or on demand by the party furnishing the information. All such Proprietary Information shall remain the exclusive property of the disclosing party during the term of this Agreement and thereafter.

23.2	Notwithstanding anything contained in this Agreement to the contrary, neither party shall have the above obligations with respect to Proprietary Information if it:

(a)	was in the public domain at the time of disclosure without breach of this Agreement;

(b)	was known to or contained in the records of the receiving party from a source other than the disclosing party at the time of disclosure and can be so demonstrated;

22

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	becomes known to the receiving party from a source other than disclosing party without breach of this Agreement and can be so demonstrated; or

(d)	was disclosed pursuant to court order or as otherwise compelled by law; provided however, the other party is notified of such proposed disclosure as soon as is reasonably possible and the disclosure is limited to the maximum extent reasonably possible.

23.3	The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement. Except as may be required by law or court order, neither party shall issue a press release or make any public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed.

24.	Entire Agreement. This Agreement supersedes and cancels any previous agreements or understandings, whether oral, written or implied, heretofore in effect and sets forth the entire agreement between InspireMD and Penumbra with respect to the subject matter hereof.

25.	Independent Contractor. Nothing herein contained shall be deemed to create an agency, joint venture, franchisor-franchisee, employer-employee or partnership relationship between the parties hereto. The parties are independent contractors. InspireMD will not provide significant assistant to or control Penumbra’s method of business or operation of its business. It is understood and agreed that neither party is, by reason of this Agreement or anything herein contained, constituted or appointed the agent or representative of the other for any purpose. Each party acknowledges that this Agreement creates an arm’s length commercial relationship that cannot and will not be transformed into a fiduciary or other special relationship by course of dealing, by any special indulgences or benefits that InspireMD bestows upon Penumbra or by inference from a party’s conduct. Any contrary final determination by any board, tribunal or court of competent jurisdiction requires the amendment of this Agreement in any way necessary to establish an independent contractor relationship.

Penumbra acknowledges that Penumbra and its subdistributors shall purchase Products from InspireMD at bona fide wholesale prices. Penumbra shall not pay any fee or other amount to InspireMD, whether to obtain the rights set forth in this Agreement or for any other reason. Penumbra is not obligated by this Agreement to make any initial or ongoing purchase of inventory of Products. Penumbra acknowledges that InspireMD is not requiring the purchase or lease of any real or personal property as a condition of obtaining this Agreement.

23

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

As an independent contractor, Penumbra has the right to operate its business as it chooses, including hiring, terminating, scheduling and disciplining of Penumbra’s own employees, and bears all risks and costs of operating such business. Penumbra has no authority to retain any person on behalf of InspireMD. It is expressly understood that Penumbra has no claim, or right under any circumstances, to any benefits or other compensation currently or at any time paid InspireMD to its employees. No fiduciary relationship exists between the parties.

Penumbra is solely responsible for: (a) all matters relating to payment of its employees, contractors or agents, including compliance with hiring, supervision, termination, discipline, workers’ compensation, unemployment, disability insurance, Social Security, withholding and all other applicable laws and regulations governing such matters; and (b) Penumbra’s own acts and omissions, and those of its employees, contractors and agents.

Penumbra confirms and acknowledges that no person representing InspireMD made any oral, visual or written claim, presentation or representation to Penumbra that suggested that Penumbra might obtain any actual, projected or forecasted level of sales, income or profits.

26.	NO AGENCY. Penumbra acknowledges and agrees that InspireMD would not consider entering into this Agreement with Penumbra were it contemplated by either of the Parties that any laws, rules or regulations in the Distribution Territory that apply to commercial agency relationships, sales representative relationships, franchises, or distributorships would apply to the relationship created by this Agreement to the extent that such laws may grant Penumbra goodwill indemnity or other consideration upon the expiration or termination of this Agreement or to the extent that such laws may otherwise afford rights to Penumbra which extend beyond those expressly granted by InspireMD in this Agreement (collectively, “Agency Laws”). Accordingly, Penumbra agrees that this Agreement requires Penumbra to: (a) unconditionally waive any rights that each of them might have under any Agency Laws and any other law of similar import; (b) unconditionally and forever release InspireMD from any liability under the Agency Laws and any other law of similar import, including but not limited to any obligation to pay Penumbra any compensation under any Agency Laws upon the expiration or termination of this Agreement, or any obligation to provide Penumbra with additional territory or exclusive rights of any sort beyond those provided in this Agreement, (c) represent, warrant and covenant that Penumbra will not seek to file or register as an agent under any Agency Laws or bring or attempt to bring any cause of action, suit, proceeding, claim, demand, investigation or inquiry (whether a formal proceeding or otherwise) under any Agency Laws or laws of similar import in any court, arbitration proceeding or before any other tribunal; and (d) acknowledge and agree that any attempt to register or bring any cause of action, suit, proceeding, claim, demand, investigation or inquiry (whether a formal proceeding or otherwise) under any of Agency Laws or laws of similar import will be an event of default under this Agreement permitting InspireMD to terminate this Agreement immediately upon notice to Penumbra.

24

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

27.	EXCUSABLE DELAY/ADVERSE CHANGE OF LAW. If there occurs any adoption, promulgation, modification or reinterpretation, by any governmental authority in the Distribution Territory or governmental authority in the US having jurisdiction over the Parties, of any law, regulation, policy, order, circular or similar directive which action materially and adversely affects InspireMD’s or Penumbra’s ability to enjoy the economic benefits of this Agreement or to enforce its rights under this Agreement (“Adverse Change of Law”), the Parties agree to use their best efforts to cooperate with each other to amend this Agreement either to bring it into conformity with the requirements of the Adverse Change of Law or to seek an alternative way to comply with the Adverse Change of Law. If, in InspireMD’s or Penumbra’s, as the case may be, sole judgment, this Agreement cannot be modified to comply with an Adverse Change of Law without undermining material elements of the relationship, InspireMD or Penumbra may, at its option, without liability for such action or any further obligation to the other party, terminate this Agreement and the rights granted hereby upon 15 days’ prior notice to the other party. From the time that InspireMD provides notice of such termination of this Agreement to Penumbra, InspireMD will have no obligation to accept any order for Products from Penumbra.

28.	Force Majeure.

28.1	Except for payments due under this Agreement, neither party shall be liable in damages, or shall be subject to termination of this Agreement by the other party, for any delay or default in performing any obligation hereunder if that delay or default is due to any cause beyond the reasonable control and without fault or negligence of that party; provided that in order to excuse its delay or default hereunder, a party shall use commercially reasonable efforts to notify the other of the occurrence or the cause within five (5) days of the occurrence or cause, specifying the nature and particulars thereof and the expected duration thereof; and provided, further, that within fifteen (15) days after the termination of such occurrence or cause, such party shall give notice to the other party specifying the date of termination thereof. All obligations of both parties shall return to being in full force and effect upon the termination of such occurrence or cause.

25

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

28.2	In the event that any delay or default in performing any obligation hereunder, as described in section 22.1, extends for ninety (90) days beyond the termination of the occurrence or cause then the parties shall meet to determine how to resolve such delay or default.

28.3	If, after meeting for an additional thirty (30) days, the parties are unable to agree on how to resolve the delay or default then the party not invoking force majeure, as provided above, shall have the right to terminate the Agreement upon thirty (30) days notice.

28.4	For the purposes of this Section, a “cause beyond the reasonable control” of a party shall include, without limiting the generality of the phrase, any act of God, act of any government or other authority or statutory undertaking, act of terrorism, industrial dispute, fire, explosion, accident, power failure, flood, riot or war (declared or undeclared).

29.	Severability. If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall continue in force and effect except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use commercially reasonable efforts to agree upon a valid and enforceable provision as a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

30.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

31.	Use of Affiliates. Each party acknowledges that the other party may use Affiliates to perform obligations under this Agreement.

32.	Filings. Penumbra agrees that it shall not file any copy of this Agreement or memorandum of this Agreement with any Government without InspireMD’s prior written consent. Penumbra shall not have any right to obtain or maintain any government approval, registration or recordation of this Agreement unless deemed necessary by InspireMD, including, but not limited to, in relation to any Agency Laws. Penumbra shall bear the expense, either directly or through reimbursement to InspireMD, of obtaining approval of, and/or registering or recording this Agreement and any amendment with appropriate governmental authorities and accrediting bodies in the Distribution Territory.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

33.	Penumbra Representation. Penumbra represents and warrants to InspireMD that it and all of its employees and or agents are fully authorized and able to enter into this Distribution Agreement and that Penumbra and that the actions contemplated under this Distribution Agreement by Penumbra and its employees or agents do not violate any existing agreement, employment contract, law, or other understanding.

In Witness Whereof, the parties hereto have signed this Agreement.

InspireMD, Inc.	Penumbra, Inc.

By: /s/ Alan Milinazzo	By: /s/ JamesPray

Name: Alan Milinazzo	Name: James Pray

Title: Chief Executive Officer	Title: President

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit A – Distribution Territory/Pricing/Minimum Target

Austria	Full Penumbra coverage

Benelux	Transition Plan

France	Full Penumbra coverage

Germany	Transition Plan

Nordic

Sweden	Full Penumbra Coverage

Denmark	Full Penumbra Coverage

Norway	Full Penumbra Coverage

Finland	Full Penumbra Coverage

Baltics

Latvia	Non Exclusive arrangement.

Estonia	Full Penumbra Coverage

Lithuania	Full Penumbra Coverage

Poland	Transition Plan

Portugal	Full Penumbra Coverage

Switzerland	Full Penumbra Coverage

UK/Ireland	Full Penumbra Coverage

CGUARD TRANSFER PRICING: Initial transfer pricing will be $***** per unit through 12/31/15. After *****, transfer pricing will be *****.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Minimum Target (In Units/Quarter):

	Q3 2015	Q4 2015	Total 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Total 2016
CGuard Units	*****	*****	*****	*****	*****	*****	*****	*****

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT B-Products

Name of the Item	Type	Article Number	Range
CGuard Carotid Embolic Prevention Stent System	Carotid Embolic Prevention Stent System	MCSddll Explanation: dd= diameter of stent (mm) ll= length of stent (mm)	dd: 06 – 10 mm ll: 20 to 60 mm
		CRXddll Explanation: dd= diameter of stent (mm) ll= length of stent (mm)	dd: 06 – 10 mm ll: 20 to 60 mm

30

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit C– Wiring

Instructions

Bank Name:	*****

Account Number:	*****

Routing/Transit for ACH Debits & Credits:	*****

TRANSACTIONS)

Routing/Transit for Wires:	*****

SWIFT:	*****

Bank Address:	*****

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit D – Quality Agreement

1.	Products. The Inspire Products that are the subject matter of this Agreement are listed in Exhibit B which is an integral part of this Agreement.

2.	Quality. Penumbra or any sub-distributor rendered by Penumbra shall be responsible for the implementation and maintenance of a Quality System that fulfills the requirements of MDD 93/42/EEC, including, inter alia recalls, notification to local authorities and document maintenance.

3.	Post-Marketing Surveillance Program. Penumbra shall maintain a Post-Marketing Surveillance Program (the "PMSP"). Inspire and Penumbra shall cooperate with each other in order to facilitate the efficient use of the PMSP. Said PMSP shall include, among others, immediate notification to both Inspire and Penumbra in the event that a serious defect is discovered in a product which has already been released.

4.	Documentation. Penumbra shall maintain and keep all written and electronic records required by any laws or regulations relating to the distribution of the Inspire Products for 15 years at least. Further, Penumbra shall submit all documentation requested by the authorities or notified bodies for inspection or for any other purpose, as instructed by Inspire from time to time.

5.	Traceability of products. In order to ensure compliance with laws and regulations relating to the traceability of the products, Penumbra undertakes to take all appropriate measures to ensure:
•	backward traceability to Inspire (and where applicable, to the Authorized Representative (name and address of the Authorized Representative printed on Product packaging); and
•	reasonable product traceability to users to minimize the risks in case of recall; and
•	language requirements according to national legislation; and
•	compliance with any other responsibilities, liabilities, and obligations as set forth in Council Directive 93/42/EEC for manufacturers and any other laws, statutes, directives and regulations promulgated by any governmental body that may apply to the manufacturing and distribution of products.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.	General Requirements:

6.1.	Penumbra is aware of the rules and regulations relating to modifications to the manufacturing process or to the product which are relevant for safety and for the CE documentation are those which could possible affect the essential requirements as defined in ISO 13485 especially in respect to the established risk management in accordance with EN ISO 14971:2012 and undertakes to comply with said regulations.

6.2.	Inspire shall inform Penumbra of the results of quality audits relevant the registration of the products, should such result require an amendment to the certificate.

7.	Customer Complaints and Recalls. If Penumbra discovers or becomes aware of a serious defect in a product which has already been distributed, Penumbra shall immediately notify Inspire in writing, specifically where notifiable incidents according to MDD ISO 13485 which are to be reported immediately in written form to the safety commissioner for medical products of Inspire.

/s/ Alan Milinazzo	/s/ James Pray

Inspire MD LTD	Penumbra, Inc.

By: Alan Milinazzo	By: James Pray

Title: Chief Executive Officer	Title: President

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